EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated August 10, 2021

to the Statement of Additional Information dated July 1, 2021 (“SAI”)

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective as of the close of business on July 21, 2021, Scott K. Richardson resigned as Secretary of the Fund, and, effective as of July 22, 2021, Evan S. Posner and James E. Goundrey were appointed Secretary and Assistant Secretary, respectively, of the Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

In the “Trustees and Officers” section, the rows of the “Officers” table relating to Scott K. Richardson and Evan S. Posner are hereby deleted and replaced with the following:

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for the Past Five Years
Evan S. Posner Born: 1979 Secretary Officer since 2021	Associate General Counsel at Edward Jones (since 2018); Previously, Assistant Secretary of the Fund (2019-2021); Previously, Vice President, Counsel at Voya Investment Management (2012 – 2018)

James E. Goundrey Born: 1977 Assistant Secretary Officer since 2021	Associate General Counsel at Edward Jones (since 2019); Previously, Vice President, Senior Counsel at State Street Global Advisors (2015 – 2019)

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